EXHIBIT 10.10

                  BILL OF SALE AND GENERAL ASSIGNMENT OF ASSETS

KNOW ALL MEN AND WOMEN BY THESE PRESENTS THAT:

Design Data Systems Corporation, a Florida corporation ("Seller"), pursuant to that certain Asset Purchase Agreement dated as of November 4, 1999 (the "Agreement"), by and between the Seller and ASA International Ltd., a Delaware corporation ("Buyer"), and that certain Assignment dated as of November 4, 1999 (the "Assignment") by and among Seller, Buyer and SQL Acquisition LLC ("Assignee") for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver to Buyer, its successors and assigns, all of Seller's right, title and interest in and to all of the Replacement Property (as defined in the Assignment). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

TO HAVE AND TO HOLD all of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto Assignee, its successors and assigns forever, for their own use and benefit. For the consideration aforesaid, Seller hereby constitutes and appoints Assignee, its successors and assigns, the true and lawful attorney or attorneys of Seller, with full power of substitution, for Seller and in its name and stead, or otherwise, but on behalf and for the benefit of Assignee, its successors and assigns, to demand and receive from time to time, any and all properties hereby given, granted, bargained, sold, assigned, transferred, conveyed, set over, confirmed and delivered and give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of Seller or otherwise, but for the benefit of Assignee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Assignee, its successors or assigns, may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to the properties hereby given, granted, bargained, sold, assigned, transferred, set over, conformed, delivered or conveyed, and to defend or compromise any or all actions, suits or proceedings in respect of any said properties and do all such acts and things in relation thereto as Assignee, its successors and assigns, shall deem advisable, Seller hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Seller in any manner and for any reason.

Seller for itself and its successors and assigns, does hereby covenant with Assignee, its successors and assigns, that Seller and its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, powers of attorney, conveying and confirming unto Assignee, successors and assigns, all and singular, the properties hereby granted, sold, assigned, transferred, conveyed and delivered as Assignee, its successors or assigns, shall reasonably require, provided, however, that the Assignee, its successors and assigns shall prepare all necessary documentation in conformity with the terms and conditions of the Agreement at Assignee's expense.


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This Bill of Sale and General Assignment of Assets may be executed in one or more counterparts, each of which shall be an original, but which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, SQL Acquisition LLC and Design Data Systems Corporation have each caused this instrument to be signed in its name by its duly authorized officer to be effective as of the 30th day of September, 1999.


                               SQL ACQUISITION LLC


                               By: /S/ E. JILL MOZER
                                   -----------------------
                               Name: E. JILL MOZER
                                     ---------------------
                               Title: PRESIDENT
                                      --------------------


                               DESIGN DATA SYSTEMS CORPORATION

                               By: /S/ MICHAEL R. MELI, PRESIDENT
                                   -------------------------------
                               Name: MICHAEL R. MELI
                                     -----------------------------
                               Title: PRESIDENT
                                      ----------------------------


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                                  CERTIFICATION

COMMONWEALTH OF               )
MASSACHUSETTS
                              ) ss.
COUNTY OF Suffolk             )

On this 4th day of November, 1999, before me, the undersigned, a Notary Public for the Commonwealth of Massachusetts, personally appeared Michael R. Meli, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument as President of the corporation named therein, and acknowledged to me that he executed the same as his voluntary act on behalf of such corporation with authority to do so for the purposes therein set forth.



                                    /S/ VIRGINIA A. THOMPSON
                                    -----------------------------
                                    Notary Public


My Commission expires:  NOVEMBER 23, 2001